MFS(R) TAX MANAGED EQUITY FUND

Supplement dated March 1, 2003 as revised May 22, 2003 to the Current Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated March 1, 2003. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.

1.   EXPENSE SUMMARY

     Expense Tables. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

                                                                       Class I

        Maximum Sales Charge (Load) Imposed on Purchases (as a
          percentage of offering price)..........................       None
        Maximum Deferred Sales Charge (Load) (as a percentage
          of original purchase price or redemption proceeds,
          whichever is less).....................................       None

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

      Management Fees                                    0.75%
      Distribution and Service (12b-1 Fees)              None
      Other Expenses(1)                                 11.07%
                                                       --------
      Total Annual Fund Operating Expenses              11.82%
        Fee Waivers/Expense Reimbursement(2)           (11.02)%
                                                       --------
        Net Expenses(1)                                  0.80%
-----------------------
(1) "Other Expenses" are based on estimated amounts for the fund's current fiscal year. The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expense). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be 0.79%.

(2) MFS has contractually agreed, subject to reimbursement, to bear the fund's expenses such that "Other Expenses" do not exceed 0.40% annually. These contractual fee arrangements will continue until at least January 1, 2004, unless terminated with the consent of the board of trustees which oversees the fund.

     Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The table is supplemented as follows:

            Share Class          1 Year       3 Years      5 Years      10 Years
            -----------          ------       -------      -------      --------
           Class I shares          $82         $2,380       $4,375       $8,288

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2.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

     o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds:

     o    any retirement plan, endowment or foundation which:

               has, at the time of purchase of class I shares, aggregate assets of at least $100 million, and invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

          MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

     o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

     o    certain  retirement  plans  offered,   administered  or  sponsored  by
          insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

3.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

4.   FINANCIAL HIGHLIGHTS

The class I shares of the fund has not been offered for sale and currently does not have financial highlights available.

      The date of this Supplement is March 1, 2003 as revised May 22, 2003.

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